UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

PANTAGES CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42425	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St #859

Wilmington, DE 19801

(Address of principal executive offices)

302-235-3848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	PGACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PGAC	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	PGACR	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On December 6, 2024, Pantages Capital Acquisition Corporation (the “Company”) consummated its initial public offering (the “Offering”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated December 4, 2024 (the “Trust Agreement”), by and between the Company and Wilmington Trust, N.A., as trustee (the “Trustee”). The form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-280986) for the Offering.

On June 3, 2026, at the extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”), the Company’s shareholders approved a proposal to amend the Trust Agreement to allow the Company to extend the date by which it must consummate an initial business combination up to twelve (12) times, with each extension comprised of one month, from June 6, 2026 until June 6, 2027, by depositing into the trust account an amount equal to $0.033 per public share remaining outstanding after redemptions, up to $60,000 per one-month extension.

The foregoing summary of the amendment to the Trust Agreement is qualified in its entirety by reference to the full text of Amendment No. 1 to the Investment Management Trust Agreement by and between the Company and the Trustee, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On June 3, 2026, the Company’s shareholders approved, by special resolution, an amendment to the Company’s Third Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from June 6, 2026 to June 6, 2027, on a month-to-month basis, for up to twelve (12) months. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2026, Pantages Capital Acquisition Corporation (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) for purposes of voting on the proposals described below, including (i) the Extension Amendment Proposal, (ii) the Trust Agreement Amendment Proposal and (iii) the Adjournment Proposal.

On May 20, 2026, the record date for the Extraordinary General Meeting (the “Record Date”), there were 11,025,500 ordinary shares, par value $0.0001 per share, of the Company (the “Ordinary Shares”) issued and outstanding, consisting of (i) 8,869,250 Class A ordinary shares and (ii) 2,156,250 Class B ordinary shares. At the Extraordinary General Meeting, proxies had been received representing 9,563,965 Ordinary Shares, or approximately 86.74% of the issued and outstanding Ordinary Shares as of the Record Date. The Ordinary Shares present at the Extraordinary General Meeting or represented by proxies filed at or before the Extraordinary General Meeting represented at least one-third of the total Ordinary Shares outstanding as of the Record Date and constituted a quorum for the transaction of business.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Extraordinary General Meeting.

Extension Amendment Proposal

To consider and vote upon a proposal, by special resolution, to amend the Company’s Third Amended and Restated Memorandum and Articles of Association by adopting an amendment thereto to extend the date by which the Company must consummate a business combination from June 6, 2026 (the “Termination Date”) to June 6, 2027, on a month-to-month basis, for up to twelve (12) months after the Termination Date, assuming a business combination has not occurred.

The Extension Amendment Proposal was approved. The voting results of the shares of the Ordinary Shares were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,715,557	2,848,388	20	0

Trust Agreement Amendment Proposal

To consider and vote upon a proposal, by special resolution, to amend the Company’s Investment Management Trust Agreement, dated as of December 4, 2024, by and between the Company and Wilmington Trust, N.A., to allow the Company to extend the date by which it must consummate an initial business combination up to twelve (12) times, with each extension comprised of one month, from June 6, 2026 until June 6, 2027, by depositing into the trust account an amount equal to $0.033 per public share remaining outstanding after redemptions, up to $60,000 per one-month extension.

The Trust Agreement Amendment Proposal was approved. The voting results of the shares of the Ordinary Shares were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,715,557	2,848,388	20	0

The Adjournment Proposal

To consider and vote upon a proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient.

The Adjournment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,600,782	1,963,163	20	0

Since there were sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the Adjournment Proposal was rendered moot and was not presented at the Extraordinary General Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
3.1	Form of Amendment to the Third Amended and Restated Memorandum and Articles of Association
10.1	Form of Amendment No. 1 to Investment Management Trust Agreement dated December 4, 2024, by and between the Company and Wilmington Trust, N.A..
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pantages Capital Acquisition Corporation

/s/ William W. Snyder
	Name:	William W. Snyder
	Title:	Chief Executive Officer

Date: June 9, 2026

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